Exhibit 99.1

LEGEND INTERNATIONAL HOLDINGS, INC.

SUBSCRIPTION AGREEMENT

Legend International Holdings, Inc.
Level 8,580 St Kilda Road
South Melbourne
Victoria 3004Australia

Attn: Peter Lee

Gentlemen:

1.           Subscription.

1.1           Offering.  The undersigned understands that Legend International Holdings, Inc. (the “Company”) is offering to sell to a limited number of accredited investors shares (the “Shares”) of its Common Stock, US$.001 par value (“Common Stock”) at US$0.10 per share.

1.2           Manner of Subscription.  The undersigned (the “Subscriber”) hereby subscribes for and agrees to purchase  45,000,000 Shares of Common Stock for a purchase price of US$0.05 per share or an aggregate purchase price of US$2,250,000 on the terms and conditions described herein.  The minimum subscription is for 100,000 Shares unless the Company agrees to accept a lesser subscription.  The undersigned  hereby tenders to the Company a check made payable to the order of “Legend International Holdings, Inc.” (or wire transfer of immediately available funds to an account specified in writing by the Company) in the amount indicated above and two executed copies of this Subscription Agreement.

1.3           Offering Period.  The undersigned agrees that this subscription is, and shall be, irrevocable, but his, her or its obligations hereunder will terminate if this subscription is not accepted by the Company by March 31, 2013 or such later date as may be designated by the Company, but not later than June 30, 2013 (the “Outside Date).  The Company reserves the right, in its sole discretion, to accept or reject this subscription, in whole or in part, for any reason, at anytime through the Outside Date, as such date may be extended by the Company in its sole discretion.

1.4 Closing.  The undersigned acknowledges and agrees that the closing of this Offering is conditioned upon the receipt and acceptance by the Company of subscriptions for a minimum of 500,000 shares (“Minimum Subscription”) prior to the Outside Date.

The undersigned acknowledges and agrees that the subscriber fundswill be retained by the Company and utilized in the manner set forth in the Summary Term Sheet if the subscription is accepted prior to the Outside Date, and shall be promptly refunded to the Subscriber if not so accepted prior to the Outside Date.  The Company shall promptly notify the Subscriber of the acceptance of his, her or its subscription and/or termination of the Offering.  If this subscription is rejected, the subscription payment will be promptly returned to the undersigned without interest or deduction and this Subscription Agreement shall have no force or effect.

Exhibit 99.1

The undersigned acknowledges and agrees that the subscriber fundswill be retained by the Company and utilized in the manner set forth in the Summary Term Sheet if the subscription is accepted prior to the Outside Date, and shall be promptly refunded to the Subscriber if not so accepted prior to the Outside Date.  The Company shall promptly notify the Subscriber of the acceptance of his, her or its subscription and/or termination of the Offering.  If this subscription is rejected, the subscription payment will be promptly returned to the undersigned without interest or deduction and this Subscription Agreement shall have no force or effect.

2.           Representations, Warranties and Covenants of the Subscriber.

2.1           Representations and Warranties; Risk Factors.  The Subscriber, by signing this Subscription Agreement, represents and warrants to the Company that:

(a)           All of the  Common Stock purchased by him, her or it is being acquired by Subscriber for his, her or its own account (or for accounts for which Subscriber has sole investment discretion) for investment, without any current intention of selling, further distributing, or otherwise disposing of the Common Stock.

(b)           The Subscriber understands that  none of the Common Stock is registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any state securities laws.  The Subscriber understands that the offering and sale of the Common Stock is intended to be exempt from registration under the 1933 Act by virtue of Section 4(2) and/or Section 4(6) thereof and/ or the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement.

(c)           The Subscriber is not an underwriter, dealer, distributor or other person who is participating, pursuant to a contractual agreement, in the distribution of the Common Stock offered or sold in reliance on Regulation D.

(d)           The Subscriber must bear the substantial economic risks of the investment in the Common Stock indefinitely because none of the Common Stock may be sold, hypothecated or otherwise disposed of unless subsequently registered under the 1933 Act and applicable state securities laws or an exemption from such registration is available (including under Regulation S).  Legends shall be placed on the certificates, representing the Common Stock  to the effect that they have not been registered under the 1933 Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books.

(e)           The Subscriber understands that neither the Securities and Exchange Commission nor any state securities commission has approved the Common Stock or passed upon or endorsed the merits of this offering or confirmed the accuracy or determined the adequacy of the summary term sheet, including the attachments thereto (the “Summary Term Sheet”).  The Summary Term Sheet has not been reviewed by any Federal, state or other regulatory authority.

Exhibit 99.1

(f)           In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (oral or written) other than as stated in the Summary Term Sheet, the Form 10-K for the year ended December 31, 2011 and the Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 or as contained in documents or answers to questions so furnished to the Subscriber by the Company.

(g)           The Subscriber is aware that an investment in the Common Stock involves a high degree of risk, and has carefully read and considered the matters set forth in the Form 10-K for the year ended December 31, 2011 and the Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012  that has been provided to Subscriber.

(h)           The Subscriber acknowledges that estimates, projections or forward looking students included in the Summary Term Sheet and the Form 10-K for the year ended December 31, 2011 and the Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 that have been provided to Subscriber, if any, were prepared by the Company in good faith but that the attainment of such projections estimates and forward looking statements cannot be guaranteed by the Company.

(i)           No oral or written representations have been made, or oral or written information furnished, to the Subscriber in connection with this offering which are in any way inconsistent with the information contained in the Summary Term Sheet and the Form 10-K for the year ended December 31, 2011 and the Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012  that have been provided to Subscriber.

(j)           The Subscriber may not directly or indirectly, sell, assign, transfer, pledge, give, subject to lien or security interest or otherwise dispose of or encumber, or participate in the underwriting of any such distribution or transfer of (collectively “Transfer”) any Common Stock in violation of this Subscription Agreement.  Subscriber further  covenants, warrants and represents to the Company that (i) it will not act in any way that would constitute it to be an underwriter of such Common Stock within the meaning of the 1933 Act, and (ii) during the one year period following the Closing, neither the Subscriber nor any of his, her or its affiliates will, directly or indirectly, hold or maintain any short position in or engage in hedging transactions with respect to the Common Stock or any other securities of the Company.

(k)           The Subscriber understands that no actual or purported Transfer of Common Stock or any interest therein, whether voluntary or involuntary, not in accordance with the provisions of this Subscription Agreement and or applicable law shall be valid or effective to grant to the purported transferee of such Common Stock or interest therein any right, including without limitation the right to cause the registration of such Common Stock on the books of the Company in the transferees’s name or on its behalf, to receive dividends, to receive any distributions upon the dissolution, liquidation or winding up of the affairs of the Company or to vote any shares of capital stock, title or interest in or to such Common Stock, and the transferor of such Common Stock, until such Transfer or purported Transfer shall be rescinded, shall not be entitled to, and hereby specifically waives, all such right, title and interest in and to such Common Stock from the date of such Transfer or purported Transfer.

Exhibit 99.1

(l)           The Subscriber will, prior to any attempted Transfer of Common Stock, give written notice to the Company expressing his, her or its desire to effect such transfer and describing in detail the proposed transfer.  Upon receiving such notice, Company shall present copies thereof to counsel for the Company to evaluate said Transfer pursuant to the 1933 Act and the Securities Exchange Act of 1934, as then in force, or any similar statute, and applicable state securities law.

(m)           The Subscriber is fully aware that in agreeing to sell and issue such Common Stock  to him, her or it and in entering this Subscription Agreement, the Company is relying upon the truth and accuracy of the representations and warranties of the Subscriber made herein.

(n)           The Subscriber is experienced in investing in junior exploration and development mining companies.  The Subscriber has been granted the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this offering, the Company, and the Summary Term Sheet and the Form 10-K for the year ended December 31, 2011 and the Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 that have been provided to Subscriber and to obtain such additional information as it deems necessary to verify the accuracy of the information contained in the offering materials or which otherwise may be desired to make an informed investment decision.

3.           Disclosure.

This offering is limited to accredited investors in reliance upon exemptions contained in the 1933 Act and Regulation D thereunder and applicable state securities laws.  Accordingly, the Company is offering the Common Stock utilizing this Subscription Agreement rather than a formal private offering memorandum.  The undersigned understands that this Subscription Agreement and the Summary Term Sheet and the Form 10-K for the year ended December 31, 2011 and the Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 that have been provided to Subscriber contains less information that would be included in a private offering memorandum.  In making an investment decision Subscribers must rely on their own examination of the Company and the terms of the Offering, including the risks involved.

4.           Risk Factors.

The undersigned acknowledges and agrees that he, she or it  has been advised by the Company that an investment in the Company involves a high degree of risk, including the risk that the Subscriber may lose his, her or its entire investment in the Company.  Without limiting the generality of the foregoing, the undersigned acknowledges that he, she or it has been apprised of the risks factors set out in the Form 10-K for the year ended December 31, 2011 and the Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 that have been provided to Subscriber.

Exhibit 99.1
5.           Indemnification and Hold Harmless.

If the Subscriber breaches any of the agreements, representations or warranties which the Subscriber has made in his, her or its Subscription Agreement, the Subscriber shall indemnify and hold harmless the Company (and their respective employees, agents, and affiliates) against any claim, liability, loss, damage or expense (including attorneys’ fees and other costs of investigating and litigating claims) caused, directly or indirectly, by the Subscriber’s breach.

6.           Confidentiality.

The Summary Term Sheet is highly confidential and has been prepared by the Company solely for use in connection with this offering.  This Subscription Agreement and the Summary Term Sheet is personal to each Offeree and does not constitute any offer to any other person.  Each prospective purchaser, by accepting delivery of this Subscription Agreement, agrees not to disclose to anyone, other than his or her professional advisors, the contents of the Summary Term Sheet, to make no copies of this Subscription Agreement or the Summary Term Sheet and if the offeree does not purchase any shares, to return this Subscription Agreement and the Summary Term Sheet to the Company at the above address.

7.           Miscellaneous.

7.1           Governing Law.  This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within Delaware.

7.2           Entire Agreement; Waiver.  This Agreement constitutes the entire agreement between the parties and supersedes any prior agreements or understanding between them.  This Agreement may not be modified in any manner unless in writing and signed by the party against whom enforcement thereof is sought.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any subsequent breach or condition of a like or different nature.

7.3           Binding Effect.  This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that, this Agreement may not be assigned by Subscriber without the Company’s prior written consent.

7.4           No Third Party Beneficiaries.  The provisions of this Agreement and of any other agreement between the Company and Subscriber are solely for the benefit of the Company and Subscriber and may be changed, terminated or revoked in any manner at any time by mutual agreement between the Company and Subscriber without notice or liability to any other person.

Exhibit 99.1

7.5           Further Assurances.  Each of the parties hereto agrees to execute, acknowledge, deliver, file, record and publish such further certificates, instruments, agreements and other documents and to take all such further action as may be required by law or be necessary or appropriate in order to carry out the provisions of this Agreement.

7.6           Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

7.7           Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any manner, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

[Signature Page Follows]

Exhibit 99.1

EXECUTION PAGE

IN WITNESS HEREOF, the Subscriber has executed this Subscription Agreement.

SUBSCRIBER:

Name (Print)   REGALS FUND LP

Address of Residence	152 West 57th Street New York NY 10019
	Street or P.O. Box Number	City	State	Zip

Social Security Number or Tax Identification Number:  45 - 4227948
1.      No. of shares Subscribed for:                   45,000,000;

2.      Total Payment obligation:                         US$0.05 per share, payable upon subscription.

3.      Checks delivered herewith:                       $2,250,000.00

Date February 15, 2013

Signature  s/s David Slager

Name   David Slager

ACKNOWLEDGED AND AGREED:

LEGEND INTERNATIONAL HOLDINGS, INC.

By  s/s PJ Lee

Be sure to include:

(1)  Your check for your subscription;
(2)  Two signed copies of this Subscription Agreement

Exhibit 99.1

LEGEND INTERNATIONAL HOLDINGS, INC

SUMMARY

TERM SHEET

The following sets forth a summary of terms of the private placement (the “Offering”).  No representation or warranty is made as to the accuracy of such summary, and it is qualified in its entirety by, and should be read in conjunction with, the attached subscription agreement (“Subscription Agreement”).  No person has been authorized to give any information or to make any representation concerning the Company or the Common Stock other than information given by duly authorized officers of the Company in connection with investors’ examination of the Company and the terms of the Offering and, if given or made, any such other information or, representation should not be relied upon as having been authorized by the Company.

Prospective purchasers must carefully review all of the information and transaction documents contained in these materials, and to the extent such purchaser’s desire more information, should request such from the Company and its representatives.  The Offering is being made to Subscribers who are U.S. Persons pursuant to Regulation D under the United States Securities Act of 1933, as amended (the “1933 Act”).

THE OFFERING

Issuer	LEGEND INTERNATIONAL HOLDINGS, INC, a Delaware corporation

Security Offered	The Company’s common stock (“Shares”).

Price Per Share	US$0.05

Use of Proceeds	The Company will utilize the proceeds of the Offering for general corporate and administrative purposes.

Business Description	1. Legend International Holdings, Inc. ("the Company” or “Legend”) was incorporated under the laws of the State of Delaware on January 5, 2001.

2. Following a change of management in November 2004, the Company developed a new plan of operations for fiscal 2006, which is to engage in mineral exploration and development activities. The Company's business plan calls for the identification of mineral properties where it can obtain secure title to exploration, development and mining interests. The Company’s preference is to identify large minerals deposits with low operating costs. In July 2006, the Company completed the acquisition of certain diamond mining tenements in Northern Australia. Since that time, the Company has identified that those mining tenements in Northern Australia also have potential for uranium and base metals. In November 2007, the Company acquired mining tenements prospective for phosphate in the State of Queensland, Australia.

3. During the economic downturn of 2008, Legend also decided that part of the Company’s strategy should be to invest into undervalued mining projects should opportunities arise. This investment would not detract from Legend’s primary goal of developing the Phosphate Project and had the aim of diversifying interests to dilute the effect of identified potential project risks. This was seen as necessary by the Company due to the obviously volatile and unpredictable nature of the commodity markets at the time. Some of these investments include taking a major stake in North Australian Diamonds Ltd (NADL) which controls the Merlin Diamond Mine and includes NADL’s current 31.14% interest in Top End Uranium Ltd and an investment in Northern Capital Resources Corporation which controls gold and zinc assets in Nova Scotia, Canada. These are outlined in further detail below.

Exhibit 99.1

4. Effective March 1, 2011, Legend is reporting as a development stage company. During February 2011, the Company announced its maiden mineral reserve for its 100% owned Paradise South phosphate project. In accordance with SEC Industry Guide 7, as a result of establishing mineral reserve estimates, Legend has entered into the development stage for this project as it engages in the process of preparing the mineral deposit for extraction, while it continues with its various other exploration activities. Management considers the phosphate business as its main focus of operations and plans to devote a majority of its resources to this area. As a result of establishing the phosphate mineral reserve estimates, the Company will account for development expenditure by capitalizing such costs. Exploration costs incurred on the Company’s other activities will be written off as incurred to the consolidated statements of comprehensive loss.

5. Legend had been an exploration stage company between August 2006 and February 2011.

6. Legend has been focused on the development of mining, beneficiation and processing of its 100% owned phosphate mineral reserves near Mount Isa in northwest Queensland whilst continuing its exploration activities. Legend has a phased implementation plan to become one of the world's leading suppliers of phosphate fertilizer. The phased implementation plan involves independent development of a direct shipping ore (“DSO”) project, beneficiation project and a fertilizer complex project. The development of these projects is dependent on the phosphate fertilizer market and access to project finance.

Exhibit 99.1

In February 2012, following a review, Legend decided to transfer all of the phosphate assets to a 100% owned subsidiary company, Paradise Phosphate Limited (“PPO”). It is the intention that PPO will, pursuant to a prospectus to be filed in Australia, raise equity funds to fund ongoing development of its phosphate assets and for working capital purposes and seek listing of its shares on Australian Securities Exchange.

Risk Factors

The Subscriber acknowledges and agrees that he or she has been advised by the Company that an investment in the Company involves a high degree of risk, including the risk that the Subscriber may lose his or her entire investment in the Company.  Without limiting the generality of the foregoing, the undersigned acknowledges that he or she has been apprised of the risks factors set out in the Form 10-K for the year ended December 31, 2011 that has been provided to Subscriber.

Financial Condition
At September 30, 2012, the Company had total assets of US$36,320,000 and total liabilities of approximately US$19,637,000. Further information on the financial position of the Company is contained in Items 6, 12 and the Consolidated Financial Statements of the Form 10-K for the year ended December 31, 2011 and the Form 10-Q for the quarter ended September 30, 2012 that has been provided to Subscriber.

Board of Directors	The Directors of the Company are Joseph Gutnick, David Tyrwhitt, Allan Trench, Henry Herzog and Manish Gupta.

Exhibit 99.1

Transfer Restrictions
The Shares have not been registered under the 1933 Act and are subject to certain restrictions on transfer as described in the Subscription Agreement. In addition, for a one year period following the Closing, the Subscriber and his or her affiliates may not, directly or indirectly, maintain any short position in or engage in hedging transactions with respect to the common stock of the Company or any other securities of the Company.